SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Stanley Black & Decker, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

March 6, 2015

Dear Shareholder,

This year we have distributed proxy materials to most of our shareholders over the Internet by sending them the enclosed Notice of Internet Availability of Proxy Materials (Notice) that explains how to access our proxy statement and annual report, and how to vote online. This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareholders’ receipt of these materials, lowers the costs of proxy solicitation and reduces the environmental impact of our annual meeting. Many other large companies have transitioned to this method for distributing annual meeting materials.

This new process provides shareholders with our proxy statement and annual report primarily by making them available on the Internet. This electronic posting replaces the traditional documents mailed to you in previous years. If you prefer to receive paper or e-mail copies, however, we will be happy to deliver these materials to you in printed or electronic form, and we have provided several ways for you to request this option.

If you hold shares through the Stanley Black & Decker Retirement Account Plan (the “401(k) Plan”), you will receive the proxy statement and annual report, together with a proxy card, by mail. The proxy card you receive will provide instructions for voting your 401(k) Plan shares, but you will need to follow the instructions enclosed to vote other shares you hold.

The Notice provides details about the online posting of our proxy materials. The Notice contains information about how you can, if you wish, request paper or e-mail copies at no cost to you. It also has instructions for voting online, by mail, or in person.

Bruce H. Beatt

Secretary

What is on the Notice?

The Notice contains simple instructions on how to:
>	Access and view the proxy materials online
>	Vote your shares online
>	Request a free set of printed materials
>	Change delivery preferences for future proxy mailings

DO retain the Notice for future reference DO NOT mark your vote on the Notice and return it; the Notice is not a proxy card or ballot

How do I vote my shares?

To vote your shares, follow the instructions on the Notice to vote online. If you request a paper copy of the proxy materials, you’ll receive a proxy card with voting instructions. You may also vote your shares in person by bringing the Notice with you and attending the meeting. Please see the proxy statement for additional information on how to attend the meeting and vote your shares.

How do I request a paper or email copy of the proxy materials for this meeting or future meetings?

To request a free paper or email copy of the proxy materials for this meeting or for future meetings, refer to the Notice for instructions on how to request a copy through the Internet, telephone or email.

Can I elect to receive my proxy materials electronically?

You may elect to receive proxy materials through email for future mailings. To change your delivery preferences, follow the instructions on the Notice.

Please vote. Your vote is important to us.

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
● Go to www.envisionreports.com/SWK
● Or scan the QR code with your smartphone
● Follow the steps outlined on the secure website

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Stanley Black & Decker, Inc. Meeting to be Held on April 16, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/SWK

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/SWK to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 10, 2015 to facilitate timely delivery.

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Shareholder Meeting Notice

Stanley Black & Decker, Inc.’s Annual Meeting of Shareholders will be held on April 16, 2015 at Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053, at 9:30 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1.	Election of Directors. Nominees are:

1. Andrea J. Ayers	7. Benjamin H. Griswold, IV
2. George W. Buckley	8. Anthony Luiso
3. Patrick D. Campbell	9. John F. Lundgren
4. Carlos M. Cardoso	10. Marianne M. Parrs
5. Robert B. Coutts	11. Robert L. Ryan
6. Debra A. Crew

2.	Approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2015 fiscal year.
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please see the proxy statement for additional information on how to attend the meeting and vote in person.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.envisionreports.com/SWK. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials Stanley Black & Decker, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 10, 2015.

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